UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 19, 2022, Kohl’s Corporation issued a press release reporting its earnings for the quarter ended April 30, 2022 and updated its earnings guidance for fiscal 2022. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein. A copy of the presentation materials for the May 19, 2022 quarterly earnings conference call is attached as Exhibit 99.2 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

The information in Items 2.02 and 7.01, including the exhibits attached hereto, is furnished solely pursuant to Items 2.02 and 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in Items 2.02 and 7.01, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 8.01.	Other Events.

As previously announced, on May 10, 2022, the Board of Directors of Kohl’s Corporation declared a quarterly cash dividend of $0.50 per share. The dividend will be paid on June 22, 2022 to all shareholders of record at the close of business on June 8, 2022.

Cautionary Statement Regarding Forward-Looking Information and Non-GAAP Measures

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements, including statements regarding the outcome and timing of the strategic review process, are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements, and there can be no guarantee that the process will result in an agreement to sell the Company or that any such agreement will ultimately be consummated. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Forward-looking statements relate to the date initially made, and Kohl’s undertakes no obligation to update them.

In the attached press release and presentation materials, the Company provides information regarding adjusted net income, adjusted diluted earnings per share, and free cash flow, which are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and do not purport to be alternatives to net income as a measure of operating performance. Reconciliations of adjusted net income, adjusted diluted earnings per share, and free cash flow are provided in this press release and presentation materials. The Company believes that the use of these non-GAAP financial measures provides investors with enhanced visibility into its results with respect to the impact of certain costs. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 19, 2022

99.2	Presentation Materials for May 19, 2022 Quarterly Earnings Conference Call

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2022	KOHL’S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President,
General Counsel and Corporate Secretary